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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  March 18, 1997


                             IMNET SYSTEMS, INC.
             (Exact name of registrant as specified in charter)




           Delaware                        0-26306                      39-1730068
(State or other jurisdiction of    (Commission File Number)  (IRS Employer Identification No.)
incorporation)

          3015 Windward Plaza
          Windward Fairways II
          Alpharetta, Georgia                                                 30202
(Address of principal executive offices)                                   (Zip Code)

      Registrant's telephone number including area code  (770) 521-5600



Former address:
8601 Dunwoody Place
Atlanta, Georgia  30350




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On March 18, 1997, Registrant entered into an agreement with ISG Technologies, Inc., a Canadian corporation ("ISG"), under which Registrant will distribute certain of ISG's medical image visualization software products and certain of ISG's medical surgical visualization products under a seven year distribution agreement.

     As consideration for the grant of license rights in the agreement, Registrant will pay ISG $7.8 million (US), constituting both advance royalties against the future sales of the ISG products and a payment for the right to license certain of the ISG products without payment of any additional license fees. The consideration given to acquire the license rights granted in the agreement was determined as a result of arm's-length negotiations between unrelated parties. The Registrant has made and will make payments due under the Agreement out of its available working capitial.

     The description of the agreement contained herein is qualified in its entirety by reference to the Value-Added Reseller Agreement dated as of March 18, 1997 by and among Registrant and ISG attached hereto as Exhibit 10.37 and incorporated herein by reference.








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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


     (a) Financial Statements and Exhibits

     Not applicable.

     (b) Pro Forma Financial Information.

     Not required pursuant to Article 11 of Rule S-X.

     (c) Exhibits.


EXHIBIT
NUMBER   DESCRIPTION
------   -----------
10.37*   Value-Added Reseller Agreement dated as of March 18, 1997 among the
         Registrant and ISG.

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     * The Company has applied for confidential treatment of portions of this
Agreement. Accordingly, portions thereof have been omitted and filed separately with the Securities and Exchange Commission.







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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IMNET SYSTEMS, INC.




Date:  April 2, 1997                        By: /s/  Raymond L. Brown
                                               ---------------------------------
                                                     Raymond L. Brown
                                                     Chief Financial Officer
                                                     (Principal Financial and
                                                     Accounting Officer)










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                                 EXHIBIT INDEX





EXHIBIT                                                               SEQUENTIAL
NUMBER                            DESCRIPTION                         PAGE NO.
------                            -----------                         --------
10.37*   Value-Added Reseller Agreement dated as of March 18, 1997
         among the Registrant and ISG.

--------
     * The Company has applied for confidential treatment of portions of this Agreement. Accordingly, portions thereof have been omitted and filed separately with the Securities and Exchange Commission.